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                                                                    EXHIBIT 23.3

                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in the Registration Statements on Form S-8 (Nos. 33-53665 and 33-54553) of Kinam Gold Inc. (formerly Amax Gold Inc.) of our report dated February 28, 1998 appearing in this Annual Report on Form 10-K.


/s/ PRICEWATERHOUSECOOPERS LLP

Denver, Colorado
April 15, 1999